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                                                                   EXHIBIT 10.16


                           EXECUTIVE PROTECTION POLICY


                                                  DECLARATIONS
                                                  EXECUTIVE PROTECTION POLICY
                                                  Policy Number 8132-0532
                                                  Federal Insurance Company,
                                                  A stock insurance company,
                                                  incorporated under the laws of
                                                  Indiana, herein called the
                                                  Company.


Item  1. Parent Organization
         ROUNDY'S ACQUISITION CORP.
         23050 ROUNDY DRIVE
         PEWAUKEE, WI 53072

Item 2.  Policy Period:    From     12:01 A.M. on November 1, 2002
                           To       12:01 A.M. November 1, 2003
                           Local time at the address shown in Item 1.

Item 3.           Coverage Summary
                  Description
                  GENERAL TERMS AND CONDITIONS
                  EXECUTIVE LIABILITY AND INDEMNIFICATION

Item 4.           Termination of
                  Prior Policies:  8132-0532 (November 1, 2001 -
                  November 1, 2002)


THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In Witness Whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                                        FEDERAL INSURANCE COMPANY



/s/HENRY G. GULICK                                       /s/DEAN R. O'HARE
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Secretary                                                President


11/01/02                                                 /s/ROBERT HAMBURGER
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Date                                                     Authorized Employee